Exhibit 10.191

                                OPTION AGREEMENT

      THIS OPTION AGREEMENT (the "Agreement") is entered into as of August 13, 1999 by and between Chancellor of Cheshire, Inc. a Delaware corporation (hereinafter "Chancellor") and CMX Leasing Co., a Delaware corporation (hereinafter "CMX").

      WHEREAS, Chancellor is the sole absolute fee simple owner of a certain parcel of land located in Cheshire, Connecticut, containing approximately 8.5 acres, as more particularly described on Exhibit A attached hereto (the "Property"); and

      WHEREAS, CMX desires to obtain an option to purchase the Property, upon the terms and conditions set forth below;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1. Chancellor hereby grants to CMX the option (the "Purchase Option") to purchase the Property for a purchase price of $1,147,000 (the "Purchase Price"), upon the following further terms and conditions:

            (a) The closing date shall be the date set forth in the Notice of Exercise (hereinafter defined) (the "Closing Date");

            (b) The Purchase Price shall be paid CMX at the Closing (hereinafter defined) by certified, cashier's, treasurer's or bank check(s) or by wire transfer;

            (c) The Property shall be conveyed on the Closing Date by a good and sufficient deed with covenants only against acts of Chancellor in favor of CMX or its nominee, to be delivered at 12:00 noon on the Closing Date at 197 First Avenue, Needham, Massachusetts 02194, conveying good and clear, record and marketable and insurable fee simple title, free from encumbrances, except for only the matters set forth on that certain title insurance policy insuring Chancellor relating to the Property, a copy of which has been delivered to CMX herewith, and such other easements and restrictions hereafter affecting the Property as reasonably approved by CMX;

            (d) The Purchase Price shall be adjusted with respect to real estate taxes and water and sewer charges, insurance premiums and utility charges and other customary items in transactions of this type;

            (e) The Purchase Option shall be exercisable by CMX by written notice to Chancellor (the "Notice of Exercise") given at any time prior to the date that is 24 months from the date hereof. The Notice of Exercise shall specify the Closing Date, which date shall be no more than 90 and no less than 10 days after the date of the Notice of Exercise.

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      2. CMX agrees to pay, simultaneously herewith, the sum of $247,000 (the
"Option Price"), for the Purchase Option. The Option Price shall be credited in full against the Purchase Price for the Property.

      3. CMX shall have the right, at any time and in its sole discretion, to sell, transfer or assign its rights hereunder to any party.

      4. Chancellor agrees to execute a notice or short form of this Agreement in recordable form, upon the request of CMX.

      5. Chancellor and CMX each hereby covenant and agree to take such further actions as the other deems reasonably necessary to enable the parties to receive the respective benefits contemplated by this Agreement.

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      WITNESS THE EXECUTION HEREOF as an instrument under seal as of the date first set forth above.

WITNESS:                            CHANCELLOR OF CHESHIRE, INC.


                                    By:/s/ Abraham D. Gosman
------------------------               --------------------------------
                                    Name:
                                    Title:
                                    hereunto duly authorized


WITNESS:                            CMX LEASING CO.


                                    By:/s/ David B. Currie
------------------------               --------------------------------

                                    Name: David B. Currie
                                    Title: Senior Vice President
                                    hereunto duly authorized


Receipt of Option Price Acknowledged:

CHANCELLOR OF CHESHIRE, INC.

By:
  -----------------------------------
Name:
Title:
hereunto duly authorized